RYDEX | SGI FUNDS

RYDEX DYNAMIC FUNDS
RYDEX ETF TRUST
RYDEX SERIES FUNDS
RYDEX VARIABLE TRUST

SUPPLEMENT DATED SEPTEMBER 23, 2011 TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE ABOVE LISTED FUNDS AND THEIR UNDERLYING SERIES (THE "FUNDS"):

TRANSACTION

On September 21, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds' investment adviser (the "Investment Adviser") (the "Transaction"). Guggenheim Capital, LLC's subsidiary, Guggenheim Partners, LLC ("Guggenheim"), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Boards of Trustees of the Funds (the "Boards") have called special meetings of shareholders (the "Meetings"), at which shareholders of record of each of the Funds as of October 3, 2011 will be asked to consider the approval of new investment advisory agreements between the Funds and the Investment Adviser (the "New Advisory Agreements"), and certain new investment sub-advisory agreements on behalf of the Funds, as applicable (the "New Sub-Advisory Agreements" and together with the New Advisory Agreements, the "New Agreements"). This is necessary because, under the Investment Company Act of 1940 (the "1940 Act"), the Transaction could result in the termination of the Funds' current investment advisory agreements with the Investment Adviser and any investment sub-advisory agreements entered on behalf of a Fund (together, the "Current Agreements"). The terms of the New Agreements are substantially identical to the corresponding Current Agreements, except with respect to the date of execution.

At the Meetings, shareholders will be asked to approve New Advisory Agreements with respect to each Fund. In addition, shareholders of each of the Funds listed below also will be asked to consider the approval of the New Sub-Advisory Agreements as listed below:

------------------------------------------------------------------------------------------------
   LIST OF FUNDS:                                  NEW SUB-ADVISORY AGREEMENT:
------------------------------------------------------------------------------------------------
   Rydex Variable Trust - Amerigo Fund             New Sub-Advisory Agreement between
   Rydex Variable Trust - Clermont Fund            Security Investors, LLC and CLS Investments,
   Rydex Variable Trust - Select Allocation        LLC
     Fund
------------------------------------------------------------------------------------------------
   Rydex Variable Trust - DWA Flexible             New Sub-Advisory Agreement between
     Allocation Fund                               Security Investors, LLC and Dorsey, Wright &
   Rydex Variable Trust - DWA Sector               Associates, Inc.
     Rotation Fund
------------------------------------------------------------------------------------------------
   Rydex Series Funds - Long Short Interest        New Sub-Advisory Agreement between
     Rate Strategy Fund                            Security Investors, LLC and American
                                                   Independence Financial Services, LLC
------------------------------------------------------------------------------------------------

PROPOSED RELIANCE ON MANAGER OF MANAGERS ORDER

The shareholders of each series of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (the "Rydex Series") will also be asked to consider the approval of an order from the Securities and Exchange Commission ("SEC") on which the Investment Adviser relies for other funds that it manages (the "Manager of Managers Order"). If this Proposal is approved, the Investment Adviser and the Rydex Series would be able to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser, subject to the conditions set forth in the Manager of Managers Order.

PROPOSED CHANGES TO FUNDAMENTAL POLICIES OF CERTAIN FUNDS

In addition, the Boards of Rydex Series Funds and Rydex Variable Trust also approved the elimination of the "fundamental investment policy" on investing in other investment companies with respect to the respective U.S. Government Money Market Fund. The 1940 Act requires shareholder approval to amend fundamental investment policies adopted by a mutual fund. Accordingly, at the Meetings, shareholders of Rydex Series Funds--U.S. Government Money Market Fund and Rydex Variable Trust--U.S. Government Money Market Fund are being asked to consider the approval of the elimination of the fundamental investment policy on investing in other investment companies, which is not required by applicable law. This proposal is unrelated to the Transaction.

ELECTION OF BOARD MEMBERS

The Boards have also approved a proposal to elect nine individuals to the Boards. The Boards propose the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E.

Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be appropriate.

Information regarding the proposals will be contained in the proxy materials to be filed with the SEC. The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC's website at http://www.sec.gov once filed.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                        3